Fair Value Measurements	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements

NOTE D — Fair Value Measurements

U.S. GAAP stipulates that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more-likely-than-not reduce the fair value of a reporting unit below the carrying amount. As a first step, CTS evaluated certain qualitative factors such as general market, macro-economic conditions, entity-specific events and overall past and projected financial performance of its business operations that could affect CTS’ recorded goodwill.

If it is determined in the first step that it is more-likely-than-not that goodwill may be impaired, then a two-step method is applied. A two-step method is used to measure the amount of an impairment loss. The first step requires the Company to determine the fair value of the reporting unit and compare that fair value to the net book value of the reporting unit. The fair value of the reporting unit is determined using various valuation techniques, including a discounted cash flow analysis-income approach and a market approach which uses current industry information. The second step requires the Company to determine the implied fair value of goodwill and measure the impairment loss as the difference between the book value of the goodwill and the implied fair value of the goodwill. The implied fair value of goodwill must be determined in the same manner as if CTS had acquired those reporting units.

In 2013, two step testing was performed by the Company’s management utilizing a third-party valuation report and other tools available to the Company. As of December 31, 2013, it was concluded that the estimated implied fair value of goodwill exceeded the carrying value. Accordingly, no goodwill impairment was required.

The table below summarizes the assets measured on a non-recurring basis that were recorded as of December 31, 2013 and the losses recorded during the period ended December 31, 2013 on those assets:

($ in thousands) Description	Carrying Value at December 31, 2013	Quoted Prices in Active Markets for Identical (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Loss for Year Ended December 31, 2013
Goodwill	$32,047	$—	$—	$32,047	$—
Intangible assets, other than goodwill	199	—	—	199	(233)
Long-lived assets	11,102	—	—	11,102	(3,592)

During the second quarter of 2013, CTS initiated the June 2013 restructuring plan which impacted certain locations. This was considered a triggering event and the Company performed an impairment analysis for the impacted intangibles and long-lived assets. The resulting intangible impairment loss related to customer based intangibles. The fair value of the intangible and long-lived assets were measured and recorded using an income approach. Projected future cash flows related to these assets were used under this approach to determine their fair values. CTS recorded an impairment charge of approximately $3,825,000 for the twelve months ended December 31, 2013. The impairment charge was recorded under “Restructuring and Impairment Charge” on the Company’s Consolidated Statements of Operations. Of the $3,825,000, $534,000 was included in Discontinued Operations.

The table below summarizes the recurring financial liability that was measured at carrying value, which approximates fair value on a recurring basis as of December 31, 2013:

($ in thousands) Description	Carrying Value at December 31, 2013	Quo(ted Prices in Active Markets for Identical (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Loss for Year Ended December 31, 2013
Interest rate swap	$996	$—	$996	$—	$322

The fair value of CTS’ interest rate swaps were measured using a market approach which uses current industry information. There is a readily determinable market and these swaps are classified within level 2 of the fair value hierarchy. Of the $996,000, $392,000 of the fair value of these swaps is classified as a current liability and the remaining $604,000 is classified as a non-current liability on CTS’ Consolidated Balance Sheets.

The table below summarizes the recurring financial liability that was measured at carrying value, which approximates fair value on a recurring basis as of December 31, 2012:

($ in thousands) Description	Carrying Value at December 31, 2012	Quoted Prices in Active Markets for Identical (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Loss for Year Ended December 31, 2012
Interest rate swap	$ 1,607	$—	$1,607	$—	$—

The fair value of CTS’ interest rate swaps were measured using a market approach which uses current industry information. There is a readily determinable market and these swaps are classified within level 2 of the fair value hierarchy. $271,000 of the fair value of these swaps is classified as a current liability and the remaining $1,336,000 is classified as a non-current liability on CTS’ Consolidated Balance Sheets.

The table below provides a reconciliation of the recurring financial liability related to interest rate swaps:

($ in thousands)	Interest Rate Swaps

Balance at January 1, 2012	$—
Total gains/(losses) for the period:
Included in earnings	—
Included in other comprehensive income	(1,607)

Balance at January 1, 2013	$(1,607)
Total gains/(losses) for the period:
Included in earnings	322
Included in other comprehensive income	289

Balance at December 31, 2013	$(996)

CTS’ long-term credit consists of a revolving credit facility. There is a readily determinable market for CTS’ revolving credit debt and it is classified within Level 2 of the fair value hierarchy as the market is not deemed to be active. The fair value of long-term debt was measured using a market approach which uses current industry information and approximates carrying value.